EXHIBIT 4.1





                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------

     We consent to the reference to our firm as experts under the caption "Independent Auditors" and to the use of our report dated November 4, 1999 in Amendment No. 1 to the Registration Statement (File No. 333-89805) and related Prospectus of Ranson Unit Investment Trusts, Series 88.




                                     ALLEN, GIBBS & HOULIK, L.C.

Wichita, Kansas
November 4, 1999